                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 27, 2001



                              Vista Bancorp, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    New Jersey                     0-21264                 22-2870972
    --------------               -------------          ----------------
(State or other jurisdiction     (Commission            (I.R.S. employer
of incorporation)                file number)           Id. No.)



305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey         08865
-------------------------------------------------------------     ------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code:  (908) 859-9500



Former name or former address, if changed from last report:  Not Applicable.


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                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1. CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


Item 3. BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable

Item 5. OTHER EVENTS.

                  On April 27, 2001, the Registrant issued a press release announcing the annual meeting results of the contested election for directors.


Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  A copy of the press release is attached hereto as exhibit 1.


Item 8. CHANGE IN FISCAL YEAR.

                  Not Applicable

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Vista Bancorp, Inc.
                                                       -------------------
                                                       (Registrant)


Date:  April 27, 2001                 /s/ Barbara Harding
                                      ------------------------------------------
                                      Barbara Harding, President and
                                      Chief Executive Officer


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                                    EXHIBIT 1




                                                 FOR
                                                 FURTHER INFORMATION CONTACT:
                                                 WILLIAM F. KEEFE, EVP & CFO
                                                 (908) 859-9539
                                                 JILL A. PURSELL, VP & SECRETARY
                                                 (908) 859-9559


                           VISTA ANNOUNCES THE RESULTS
                     OF THE CONTESTED ELECTION FOR DIRECTORS

     PHILLIPSBURG, NEW JERSEY, APRIL 27, 2001 -- Vista Bancorp, Inc. (NASDAQ:VBNJ) today announced that according to the certified results of the independent inspectors of election, stockholders re-elected Richard A. Cline, James T. Finegan, Jr. and David L. Hensley as directors of the Corporation for a three year term by an overwhelming four to one margin. Vista's nominees received approximately 80% of the votes cast while Mr. Seidman's nominees received approximately 19% of the votes cast.

                  Barbara Harding, President and CEO commented "We are pleased by the support demonstrated by our stockholders who share our vision of the Corporation's future. This overwhelming vote is obviously a mandate for the course pursued by Vista over the years to create a real community banking asset as well as to return a stable profitable return on investment to our stockholders."

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EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN
THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THE TIMELY AVAILABILITY AND ACCEPTANCE OF NEW PRODUCTS, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE MANAGEMENT OF GROWTH, AND
THE OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING THE REPORT ON FORM 10-Q FOR THE PERIOD ENDED MARCH 31, 2001.
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